SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

     ........................................................

                  FRANKLIN ELECTRIC CO., INC.
        (Name of Registrant as Specified In Its Charter)

     ........................................................
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule
     14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
         ...........................................................

     2)  Aggregate number of securities to which transaction applies:
         ...........................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         ...........................................................

     4)  Proposed maximum aggregate value of transaction:
         ...........................................................

     5)  Total fee paid:
         ...........................................................

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by
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                        FRANKLIN ELECTRIC

                      400 East Spring Street
                     Bluffton, Indiana 46714

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held
               April 12, 1996 at 10:00 A.M., E.S.T.



To the Holders of Shares of Common Stock of
Franklin Electric Co., Inc.

     THE ANNUAL MEETING OF SHAREHOLDERS (THE "ANNUAL MEETING") OF FRANKLIN ELECTRIC CO., INC. (THE "COMPANY"), AN INDIANA CORPORATION, WILL BE HELD AT THE PRINCIPAL OFFICE OF THE COMPANY, 400 EAST SPRING STREET, BLUFFTON, INDIANA ON APRIL 12, 1996 AT 10:00 A.M., E.S.T. , FOR THE FOLLOWING PURPOSES:

1. To elect three directors for terms expiring at the 1999 Annual Meeting of Shareholders;

2. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the 1996 fiscal year;

3.   To approve the 1996 Employee Stock Option Plan;

4.   To approve the 1996 Nonemployee Director Stock Option Plan; and

5. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on February 23, 1996 will be entitled to vote at the Annual Meeting.

     You are urged to sign and return the enclosed proxy in the envelope provided, whether or not you plan to attend the Annual Meeting. If you do attend, you may nevertheless vote in person, or if any time before the proxy is voted you desire to revoke the proxy, you may do so by delivering to the Secretary of the Company written notice of such revocation or by executing and delivering a subsequently dated proxy.

By order of the Board of Directors.

                                       Dean W. Pfister, Secretary

Bluffton, Indiana
March 8, 1996


                    FRANKLIN ELECTRIC CO., INC.
                      400 EAST SPRING STREET
                      BLUFFTON, INDIANA 46714
                  ______________________________

                         PROXY STATEMENT
                  ______________________________

                  ANNUAL MEETING OF SHAREHOLDERS

                         APRIL 12, 1996

                       GENERAL INFORMATION

     This Proxy Statement (the "Proxy Statement") and the enclosed proxy are furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Franklin Electric Co., Inc. (the "Company"), 400 East Spring Street, Bluffton, Indiana, for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 12, 1996 and at any meeting resulting from an adjournment or postponement thereof. This Proxy Statement will be first mailed to shareholders on or about March 8, 1996. The Company's Annual Report to shareholders, including financial statements contained therein, is being mailed to shareholders together with this Proxy Statement. Neither the Annual Report nor the financial statements contained therein are to be considered part of this soliciting material.

     Shareholders are asked to sign and return the enclosed proxy, whether or not they plan to attend the Annual Meeting. If the enclosed proxy is properly signed and returned, the shares represented thereby will be voted in the manner specified in the proxy. If the shareholder does not specify the manner in which the proxy shall be voted, it will be voted FOR the election of the nominees for director as set forth in this Proxy Statement, FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors, FOR the approval of the 1996 Employee Stock Option Plan, FOR the 1996 Nonemployee Director Stock Option Plan, and in accordance with the recommendations of management with respect to other matters that may properly come before the Annual Meeting. A shareholder who has executed a proxy has the power to revoke it at any time before it is voted, by delivering written notice of such revocation to Mr. Dean W. Pfister, Secretary, 400 East Spring Street, Bluffton, Indiana 46714, by executing and delivering a subsequently dated proxy, or by attending the Annual Meeting and voting in person.

     The expenses of solicitation, including the cost of printing and mailing, will be paid by the Company. Officers and employees of the Company, without additional compensation, may request the return of the proxies personally, by telephone or by telegram. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of shares held of record by such persons, and the Company will reimburse such entities for reasonable out-of-pocket expenses incurred by them in connection therewith.

       SHAREHOLDERS ENTITLED TO VOTE AND SHARES OUTSTANDING

     The Board of Directors of the Company fixed the close of business on February 23, 1996 as the record date ("Record Date") for determining shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 10,000,000 shares of common stock, $.10 par value (the "Common Stock"), authorized, of which 6,288,999 shares were outstanding. Each share of Common Stock is entitled to one vote on each matter submitted to a vote of the shareholders of the Company. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting and will be counted as present for purposes of determining whether a quorum is present. A majority of the outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining a quorum, but as unvoted for purposes of determining the approval of a matter submitted to the shareholders for a vote. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be voted and will be disregarded for purposes of determining the approval of a matter.

                  SECURITY OWNERSHIP OF CERTAIN
                 BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows the persons known by the Company to be the beneficial owners of more than 5 percent of the Company's Common Stock as of February 1, 1996. The nature of beneficial ownership is sole voting and investment power, unless otherwise noted.

NAME AND ADDRESS OF            AMOUNT AND NATURE OF       PERCENT
BENEFICIAL OWNER               BENEFICIAL OWNERSHIP      OF CLASS

Diane D. Humphrey                    646,021              10.27
2434 N. Fairway Lane
Bluffton, IN 46714

Patricia Schaefer                    653,021 (1)          10.37
405 S. Tara Lane
Muncie, IN 47304

Fort Wayne National Bank             627,902 (2)           9.98
110 W. Berry Street
Fort Wayne, IN 46801

NBD Bancorp, Inc.                    500,754 (3)           7.96
611 Woodward Avenue
Detroit, MI 48226

Ruane, Cunniff & Co., Inc.           436,046 (4)           6.93
1370 Avenue of the Americas
New York, NY 10019

Marvin C. Schwartz                   507,160 (5)           8.06
c/o Neuberger & Berman
605 Third Avenue
New York, NY 10158

Neuberger & Berman                   336,252 (6)           5.35
605 Third Avenue
New York, NY 10158

(1) Includes 7,000 shares issuable pursuant to stock options exercisable within 60 days.

(2) Fort Wayne National Bank holds these shares as Trustee under the Company's Employee Stock Ownership Plan ("ESOP") and Directed Investment Salary Plan ("401(k) Plan"). The 176,459 shares held in the ESOP will be voted pursuant to the direction of the participants to the extent these shares are allocated to participants' accounts. Unallocated shares and shares for which no direction is received from participants will be voted by the Trustee in accordance with the direction of the Employee Benefits Committee of the Company. In the absence of any direction from the Employee Benefits Committee, such shares will be voted by the Trustee in the same proportion that the allocated shares were voted, unless inconsistent with the Trustee's fiduciary obligations. The 451,443 shares held by the 401(k) Plan will be voted in accordance with the direction of the Employee Benefits Committee and, in the absence of any such direction, in the discretion of the Trustee. The Trustee does not have investment power over any of the shares held by the ESOP or the 401(k) Plan.

(3) According to a Schedule 13G filed with the Securities and Exchange Commission ("SEC") on February 9, 1995, NBD Bancorp, Inc. has sole voting power with respect to 2,239 shares; shared voting power with respect to 498,515 shares; sole investment power with respect to 1,879 shares; shared investment power with respect to 360 shares and no investment power with respect to 498,515 shares.

(4) According to a Schedule 13G filed with the SEC on February 7, 1996, Ruane Cunniff & Co., Inc. has sole investment power with respect to all of the shares shown and has sole voting power with respect to 164,775 of those shares.

(5) According to a Schedule 13D filed with the SEC on January 13, 1994, Marvin Schwartz has sole investment and sole voting power with respect to 422,570 shares and shared investment power and no voting power with respect to 84,590 shares.

(6) According to a Schedule 13D filed with the SEC on February 12, 1996, Neuberger & Berman has shared investment power with respect to all of the shares shown and has sole voting power with respect to 80,814 of those shares.

     The following table shows the number of shares of Common Stock beneficially owned by directors, nominees, each of the executive officers named in the "Summary Compensation Table" below, and all executive officers and directors as a group, as of February 1, 1996. The nature of beneficial ownership is sole voting and investment power, unless otherwise noted.

NAME OF                      AMOUNT AND NATURE OF       PERCENT
BENEFICIAL OWNER             BENEFICIAL OWNERSHIP      OF CLASS

William J. Foreman                   38,347 (1)            *

William W. Keefer                    20,424 (1)            *

William H. Lawson                   263,880 (1)           4.06

John B. Lindsay                     208,614 (1)           3.29

Robert H. Little                      9,042 (1)            *

Kirk M. Nevins                       25,801 (1)            *

Patricia Schaefer                   653,021 (1)          10.37

Donald J. Schneider                  31,610 (1)            *

Gerard E. Veneman                     9,548 (1)            *

Juris Vikmanis                        8,000 (1)            *

Howard B. Witt                        1,200 (1)            *

All directors and                 1,269,487 (1)          19.19
executive officers as
a group (12 persons)

* Less than 1 percent of class

(1) Includes shares issuable pursuant to stock options exercisable within 60 days as follows: Mr. Foreman, 26,880 shares; Mr. Keefer, 5,000 shares; Mr. Lawson, 210,572 shares; Mr. Lindsay, 47,000 shares; Mr. Little, 7,000 shares; Mr. Nevins, 8,000 shares; Ms. Schaefer, 7,000 shares; Mr. Schneider, 6,000 shares; Mr. Veneman, 4,000 shares; Mr. Vikmanis, 3,000 shares; Mr. Witt, 1,000 shares; and all directors and executive officers as a group, 325,452 shares.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and greater than 10 percent shareholders of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Directors, officers and greater than 10 percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of these reports furnished to the Company and representations that no other reports were required to be filed, the Company believes that during the past fiscal year its directors, officers and greater than 10 percent shareholders complied with all applicable Section 16(a) filing requirements applicable to them during 1995, except that Messrs. William J. Foreman and Kirk M. Nevins inadvertently filed late Form 3 filings in December to report their election as officers of the Company.

                      ELECTION OF DIRECTORS

     The Company's Board of Directors consists of eight directors divided into three classes of two or three directors each. Each year, the directors of one of the three classes are to be elected to serve terms of three years and until their successors have been elected and qualified. Three directors are to be elected at the Annual Meeting this year. The election of a director requires the affirmative vote of a majority of the shares voted.

     Juris Vikmanis, Howard B. Witt and John B. Lindsay have been nominated to serve as directors of the Company. Mr. Vikmanis and Mr. Witt are currently directors of the Company. Mr. Lindsay, President of the Company, has been nominated as a director to replace William
W. Keefer who will be retiring from the Board effective April 12, 1996 in accordance with the Company's By-Laws. Each nominee has indicated his willingness to serve as a director if elected. If, however, any nominee is unwilling or unable to serve as a director, it is the intention of management to nominate such other person as a director as it may in its discretion determine, in which event the shares represented by the proxies will be voted for such other person.

          INFORMATION CONCERNING NOMINEES AND DIRECTORS

     The ages, principal occupations during the past five years and certain other affiliations of the director nominees and the continuing directors, and the years in which they first became directors of the Company, are as follows:

NOMINEES FOR TERMS EXPIRING IN 1999
                                                             DIRECTOR
NAME AND POSITION        AGE  PRINCIPAL OCCUPATION             SINCE

John B. Lindsay,          53  President of the Company            -
  President                   since October 1995.  Executive
                              Vice President of the
                              Company from 1993 to
                              1995.  Vice President
                              from 1986 to April 1993.
                              Director of Old First
                              National Bank.

Juris Vikmanis,           58  Retired; Vice President,          1988
  Director of the Company     Aerospace Operations, Amphenol
                              Corporation from 1992 to 1993,
                              an aerospace company; formerly
                              Corporate Senior Vice President,
                              Square D Company until the sale
                              of that company in 1991; prior
                              thereto, Executive Vice
                              President, Square D Company from
                              1989 to 1990.

Howard B. Witt,           55  Chairman of the Board         Appointed
  Director of the Company     since 1993, President and        to the
                              Chief Executive Officer        Board by
                              since 1990, Littelfuse,             the
                              Inc.; a manufacturer of       Directors
                              electronic, electrical and      in 1994
                              automotive fuses.

Continuing Directors
--------------------

DIRECTORS WHOSE TERMS EXPIRE IN 1997
                                                             DIRECTOR
NAME AND POSITION        AGE  PRINCIPAL OCCUPATION             SINCE

Robert H. Little,         60  President, Waddle Manufacturing   1987
  Director of the Company     Inc., a producer of precision
                              metal fabrications for the
                              electronics and medical device
                              industries.

Patricia Schaefer,        65  Retired; Director of the          1982
  Director of the Company     Muncie Public Library;
                              Muncie, Indiana.

Gerard E. Veneman,        75  Retired; President, Nekoosa       1969
  Director of the Company     Papers Inc. and Executive
                              Vice President, Great Northern
                              Nekoosa Corp. from 1970 to 1985,
                              producers of paper and paper
                              products.  Director, Sentry
                              Insurance a Mutual Company,
                              and WCN Bank Corp.

DIRECTORS WHOSE TERMS EXPIRE IN 1998
                                                             DIRECTOR
NAME AND POSITION        AGE  PRINCIPAL OCCUPATION             SINCE

William H. Lawson,        59  Chairman of the Board and         1985
  Chairman of the Board,      Chief Executive Officer of the
  and Chief Executive         Company.  Director of Skyline
  Officer                     Corporation, Sentry Insurance
                              a Mutual Company and American
                              Electronic Components Inc.

Donald J. Schneider,      60  President of Schneider National   1988
  Director of the Company     Inc., an asset based logistics
                              company.  Director of Green Bay
                              Packers and St. Norbert College.

          INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

     Directors who are not employees of the Company were paid an annual director's fee of $20,000 plus a fee of $750 for each regular Board or Board committee meeting attended. Each committee chairman was paid an additional annual fee of $1,500. Directors who are employees of the Company receive no additional compensation for serving on the Board or Board committees.

     Nonemployee directors participate in the 1990 Nonemployee Director Stock Option Plan (the "1990 Director Plan"). The 1990 Director Plan made available 60,000 shares of Common Stock for issuance pursuant to the exercise of nonqualified stock options. In approximately one year, all of the available options under this Plan will have been granted. The 1990 Director Plan will be succeeded by the 1996 Nonemployee Director Stock Option Plan (the "1996 Director Plan") if that plan is approved by shareholders at the 1996 Annual Meeting. The 1996 Director Plan will make available 90,000 shares of common stock for issuance pursuant to the exercise of nonqualified stock options. Each nonemployee director who is elected or re-elected during the term of the 1990 Director Plan or the 1996 Director Plan to serve on the Board of Directors will automatically be granted an option to purchase 3,000 shares. On April 13, 1995, Donald J. Schneider received an option to purchase 3,000 shares at an exercise price of $31.25 per share under the 1990 Director Plan.

     The Company has a Consulting Directors' Plan (the "Plan"), for nonemployee directors who retire from Board service at age 65 or older. Under the Plan, a retiring director may enter into a consulting agreement with the Company under the terms of which the consulting director agrees to be available for consultation from time to time and is entitled to receive an annual fee for such services equal to the director's fee in effect at retirement, for the same number of years he served as director (or until his death, if sooner). Currently Mentor Kraus and Dr. N. A. Lamberti, who retired in 1985 and 1988 with 29 and 19 years of service, respectively, participate in this Plan. Messrs. Kraus and Lamberti each received an annual fee of $15,000 in 1995. Upon retirement in April 1996, Mr. Keefer will be eligible to participate in this Plan.

     The Board held five (5) regularly scheduled meetings during 1995 and no special meetings. Each director attended 75 percent or more of the aggregate meetings of the Board and Board committees of which he or she was a member.

     The committees of the Board are: the Audit Committee and the Personnel and Compensation Committee.

     AUDIT COMMITTEE. Members of the Audit Committee currently are Robert H. Little (Chairman), William W. Keefer, Patricia Schaefer and Juris Vikmanis. William W. Keefer will retire from the Board effective April 12, 1996. It is the responsibility of the Audit Committee to advise and make recommendations to the Board of Directors in all matters regarding the Company's accounting methods and internal control procedures. Specific duties of the Audit Committee include: (i) the review of the scope of the annual audit by the Company's independent public accountants and the procedures to be employed and estimated compensation to be paid therefor, (ii) the review of the audit results and financial statements with the independent public accountants and the chief financial officer of the Company, (iii) the review of changes in accounting policies having a significant effect on the Company's reports, (iv) the preparation and presentation to the Board of a report summarizing recommendations with respect to retention or discharge of the independent public accountants, (v) the review of letters of recommendation from the independent public accountants and determining that management has adequately considered or implemented, or both, such recommendations,
(vi) meeting periodically with the Company's financial staff to assure that the internal auditing staff is able to express its concerns, either directly to the Audit Committee or through the independent public accountants, and to review the scope of the internal accounting and auditing procedures, (vii) the review of the results and administration of the Company's defined benefit and defined contribution plans, (viii) the review of the Company's policies on improper payments and conflicts of interest, and (ix) the review of officer expense reimbursements. The Audit Committee held two (2) meetings in 1995.

     PERSONNEL AND COMPENSATION COMMITTEE. Members of the Personnel and Compensation Committee (the "Compensation Committee") currently are Gerard E. Veneman (Chairman), William H. Lawson, Donald J. Schneider and Howard B. Witt. The Compensation Committee determines and approves the annual salary, bonus and other benefits of the chief executive officer and the other executive officers and directors of the Company; reviews and submits to the Board of Directors recommendations concerning stock plans; and periodically reviews the Company's policies in the area of management benefits. The Compensation Committee also oversees the Company's management development and organization structure. The Compensation Committee also initiates nominations of directors, submitting recommendations to the Board for approval. Nominations for the election of directors may also be made by any shareholder entitled to vote in the election of directors, provided that written notice of intent to make a nomination is given to the Secretary of the Company not later than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders. Such notice shall set forth: (i) information regarding the proposed nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, and (ii) the consent of such nominee to serve as a director of the Corporation if so elected. The Personnel and Compensation Committee held five (5) meetings in 1995.

   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     William H. Lawson, the Chief Executive Officer of the Company, is a member of the Compensation Committee. Mr. Lawson does not participate in the determination of his compensation or benefits.

                   COMPENSATION COMMITTEE REPORT

     It is the philosophy of the Compensation Committee to maintain a compensation program to attract and retain executive officers who can successfully build the Company's long-term strategic capability. The Compensation Committee has retained a compensation consulting firm to provide information on compensation packages of firms of similar size and industries to aid in the design of its package for the Company's executive officers. The Committee encourages superior performance through the use of annual performance targets for the purpose of determining cash bonuses as well as stock incentive vehicles designed to closely align the executive's reward to that of the shareholders.

     For the Chief Executive Officer, the current compensation package includes a base salary, an annual incentive cash bonus and stock options. The Compensation Committee believes the combined value of base salary plus bonus approximates market value of base salary and bonus provided to similarly situated executives as reflected in published market surveys. The Compensation Committee believes, however, that a significant portion of executive officer compensation should be dependent upon corporate performance. Accordingly, base salaries have been established somewhat below market levels, while a greater than average variable incentive cash bonus may be achieved.

     The Compensation Committee has set a benchmark to determine the level, if any, of the annual incentive cash bonus to be paid. The benchmark used is pre-tax return on assets. Considering this ratio and other qualitative measures, a bonus percentage of base salary is determined. The Committee awarded the Chief Executive Officer an incentive cash bonus of 26 percent of base salary for 1995.

     As an additional incentive, the Committee makes grants and awards under the Company's shareholder-approved stock option and restricted stock plans as well as offering officers the opportunity to purchase shares under the shareholder-approved stock purchase plan. The purpose of these plans is to encourage elective stock ownership, offer long-term performance incentive and to more closely align the executive's compensation with the return received by the Company's shareholders. Using information, observations and recommendations on incentive compensation programs provided by an outside consultant, the Committee reviews annually the financial incentives to officers under prior grants and awards and determines whether additional grants or awards are appropriate. In 1995, the Committee made a stock option grant of 100,000 shares to the Chief Executive Officer as a part of his compensation package.

     The annual compensation of the other executive officers includes a base salary and incentive bonus, determined similarly to that described above for the Chief Executive Officer.

     The Committee is currently studying the possible future application of the limitations on the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code.
Section 162(m) did not affect compensation paid to any executive officer in 1995.

G. E. Veneman
W. H. Lawson
D. J. Schneider
H. B. Witt



                     STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on an investment in (1) the Company's Common Stock (including reinvestment of dividends in 1993, 1994 and 1995 when the Company paid a dividend on its shares), (2) the Standard & Poor's 500 Stock Index (including reinvestment of dividends) and (3) the NASDAQ Non-Financial Stock Index (including reinvestment of dividends) for the period January 1, 1991 through December 31, 1995. In each case, the graph assumes the investment of $100 on January 1, 1991.

DOLLARS

500



400
                                386<F1>    373<F1>
                                                      366<F1>

300

                     259<F1>                          268<F2>
                                                      213<F3>
200                             203<F2>
          195<F1>                          195<F2>
          161<F2>    176<F2>    154<F3>    156<F3>
          130<F3>    140<F3>
100



  0
1990       1991       1992       1993       1994       1995
                           YEAR


<F1> FRANKLIN ELECTRIC
<F2> NASDAQ NON FINANCIAL
<F3> S & P 500



                     SUMMARY COMPENSATION TABLE

     The following table sets forth compensation information for the years 1993 through 1995 for the Company's Chief Executive Officer and the Company's three other executive officers who received compensation in excess of $100,000 during 1995.

                                                Long-Term
Compensation
                                                ---------------------
-
                                                      Awards
                                                      ------
                                                    Securities
                                                    Underlying
Name and                     Annual Compensation      Options
All Other
                             -------------------

Principal Position    Year     Salary     Bonus   (# of shares)
Compensation<F1>
------------------    ----     ------     -----   -------------   ---
-------------
William H. Lawson,    1995    $383,000  $100,000      100,000
 $28,501
  Chairman of the     1994     300,000   210,000       80,000
  14,465
  Board and Chief     1993     300,000   210,000
  13,209
  Executive Officer

John B. Lindsay,      1995    $208,000  $ 85,000
  $5,250
  President           1994     160,000   112,000       50,000
   5,250
                      1993     151,180   105,826
   5,676

Kirk M. Nevins,       1995    $117,000  $ 50,000
  $5,250
  Vice President-     1994
  Sales<F2>           1993

William J. Foreman,   1995    $111,500  $ 75,000
  $5,250
  Vice President<F2>  1994
                      1993

<F1> All Other Compensation reflects Company matching contributions to defined contribution plans for each executive officer, except that the amounts shown for Mr. Lawson also include premiums incurred by the Company in connection with executive split-dollar insurance arrangements that restore Mr. Lawson's benefits to the level in effect when he was first employed by the Company adjusted for benefit increases, if any, awarded to all covered employees and reimbursement of taxes paid in connection with the Company's Pension Restoration Plan. The matching contributions and split-dollar insurance premium payments for Mr. Lawson were as follows: $5,250 and $9,215 in 1995; $5,250 and $9,215 in
     1994; $5,676 and $7,533 in 1993. In addition, Mr. Lawson was reimbursed for $14,036 of taxes paid in 1995.

<F2> Mr. Nevins and Mr. Foreman were elected executive officers of the Company in July, 1995.

     Messrs. Lindsay, Nevins and Foreman received an award in 1994 of 20,000, 5,000, and 7,000 shares, respectively under the 1988
     Stock Incentive Award Plan with a December 30, 1995 market value of $660,000, $165,000 and $231,000, respectively.

                OPTION GRANTS IN 1995 FISCAL YEAR

                            Percent
                              of
                             Total
                            Options
Potential
                 Number of  Granted
Realizable Value
                Securities    to     Exercise              at Assumed
Annual
                Underlying Employees    or                Rates of
Stock Price
                   Options    in       Base
Appreciation for
                   Granted  Fiscal     Price  Expiration     Option
Term<F2>
                                                         ------------
---------
Name                (#)<F1>  Year     ($/Sh)     Date       5% ($)
  10% ($)
----                -------  ----     ------   -------   ---------
---------
William H. Lawson  100,000    54       31.00   7/14/05   1,949,573
4,940,602

<F1> Options were granted on July 14, 1995.  All options become exercisable in the
     sixth year following the grant date and may be exercised earlier upon achievement of specified levels of return on total assets as outlined in the option agreement. Those granted under the 1986 Plan and those granted subject to shareholder approval under the 1996 Plan were 40,000 and 60,000, respectively.

<F2> Amounts represent hypothetical gains that could be achieved based upon
     assumed annual compound stock appreciation rates of 5 percent and 10 percent over the original full (10-year) term of the options.  The 5 percent and 10
     percent rates of stock appreciation are mandated by SEC rules and do not represent the Company's estimate of the future market price of its Common
     Stock.



      1995 OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                   Number of
                                                  Securities
 Value of
                                                  Underlying
Unexercised
                        Shares                   Unexercised
In-the-Money
                       Acquired     Value         Options at
 Options at
                          on       Realized       FY-End (#)
 FY-End ($)
                       Exercise      <F1>        Exercisable/
Exercisable/
Name                     (#)         ($)        Unexercisable
Unexercisable<F2>
----                   --------    --------     -------------    ----
-------------
William H. Lawson      29,597      832,327     210,572/148,000
4,863,376/512,000

John B. Lindsay                                 47,000/ 30,000
794,875/195,000

Kirk M. Nevins                                   8,000/  6,000
123,500/ 39,000

William J. Foreman                              26,880/ 12,000
549,789/ 78,000

<F1> Based on the excess of the fair market value of the Common Stock over the option price on the date of exercise.

<F2> Based on fair market value of the Common Stock of $33 on
     December 30, 1995.

                  COMPENSATION PURSUANT TO PLANS

                            PENSIONS

     The Company has three pension plans in which executive officers participate: the Franklin Electric Co., Inc. Basic Retirement Plan, the Franklin Electric Co., Inc. Contributory Retirement Plan, and the Franklin Electric Co., Inc. Pension Restoration Plan (collectively referred to herein as the "Pension Plans"). The Company also maintains a fourth pension plan covering employees of a subsidiary; no executive officers participate in this plan.

     The following table illustrates the approximate combined monthly pension benefit payable upon retirement at age 65 under the Pension Plans, after integration with social security. In the table, Annual Compensation is based on the highest thirty-six consecutive months' compensation which includes salary and bonus.

        COMBINED ANNUAL PENSION AMOUNT, INCLUDING SOCIAL SECURITY

ANNUAL
COMPEN-                         YEARS OF SERVICE
SATION         10         15         20         25         30
 35

$150,000   $ 52,500   $ 60,000   $ 67,500   $ 75,000   $ 76,300   $
86,600
 200,000     70,000     80,000     90,000    100,000    100,000
108,500
 250,000     87,500    100,000    112,500    125,000    125,000
130,400
 300,000    105,000    120,000    135,000    150,000    150,000
152,300
 350,000    122,500    140,000    157,500    175,000    175,000
175,000
 400,000    140,000    160,000    180,000    200,000    200,000
200,000
 450,000    157,500    180,000    202,500    225,000    225,000
225,000
 500,000    175,000    200,000    225,000    250,000    250,000
250,000
 550,000    192,500    220,000    247,500    275,000    275,000
275,000

     Estimated years of service for the named executive officers eligible to receive the foregoing pension amounts are as follows:
Mr. Lawson, 10 years; Mr. Lindsay, 18 years; Mr. Nevins, 23 years; Mr. Foreman, 26 years.

                           AGREEMENTS

     The Company has an employment agreement with William H. Lawson, Chairman and Chief Executive Officer. The agreement may be terminated by either the Company or Mr. Lawson upon 90 days advance written notice. Under the agreement, the Company, depending on the reason for termination of employment, may be required to pay Mr. Lawson his annual compensation, including bonus, for a period of one year after termination and all stock options and stock appreciation rights held by Mr. Lawson may become immediately exercisable. If termination is effected in connection with a change in control of the Company, the Company may be required to pay Mr. Lawson his annual compensation for up to three years from the date of termination or change in control, whichever is earlier, and to continue to provide him with certain benefits under the Company's benefit plans in which he was a participant at the time of his termination of employment.

     Mr. Lindsay owes the Company $477,000 as of February 1, 1996 for amounts borrowed in connection with a stock purchase under the Company's 1988 Executive Stock Purchase Plan. The borrowing is evidenced by a non-recourse promissory note bearing no interest, and the related shares are pledged to secure repayment. The maximum amount outstanding at any time during the last fiscal year was $530,000. Mr. Lawson owed the Company a maximum amount of $812,500 during 1995 for amounts borrowed in connection with a stock purchase under the Company's 1988 Executive Stock Purchase Plan. The borrowing was evidenced by a non-recourse promissory note bearing no interest, and was paid in full in 1995.

                 RATIFICATION OF THE APPOINTMENT
          OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS

     The Board of Directors has appointed, subject to ratification by the shareholders, the firm of Deloitte & Touche LLP as independent auditors for the 1996 fiscal year. Although shareholder ratification is not legally required, the Board of Directors believes it advisable to submit its decision to the shareholders. Deloitte & Touche LLP has acted as auditors for the Company since 1988.

     Representatives of Deloitte & Touche are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and to be available to respond to questions relating to their examinations of the Company's financial statements.

               PROPOSED 1996 FRANKLIN ELECTRIC CO., INC.
                     EMPLOYEE STOCK OPTION PLAN

GENERAL

     In the opinion of the Board of Directors, the Company and its shareholders benefit substantially from having certain officers and key employees acquire shares of its common stock through options granted under a stock option plan. Options provide a strong incentive for stock ownership which can contribute markedly to the success and growth of the Company. An option plan aids the Company in attracting and retaining employees in key management positions and enables the Company to compete effectively with other enterprises for the services of key employees.

     In 1986, the Company adopted the 1986 Nonqualified Stock Option Plan (the "1986 Employee Plan"). By July 14, 1995 substantially all of the shares available under this Plan had been granted. Accordingly, on December 8, 1995, the Board of Directors adopted the 1996 Franklin Electric Co., Inc. Employee Stock Option Plan (the "1996 Employee Plan"), subject to shareholders' approval at the 1996 Annual Meeting, providing for 600,000 shares of the Company's Common Stock which may be used for granting options under the plan. The market price of the Common Stock on February 1, 1996 was $36.00 per share.

     The committee of the Board of Directors responsible for administering the employee plans, with the approval of the entire Board of Directors, granted an option of 40,000 shares under the 1986 Employee Plan and 60,000 shares under the 1996 Employee Plan to William H. Lawson, Chairman and Chief Executive Officer of the Company. The grant of 60,000 shares under the 1996 Employee Plan is contingent upon shareholder approval of the Plan. The option price under each grant to Mr. Lawson was $31.00 per share, which was the market price on the date of the grant.

     To date, the Committee has not yet granted other awards under the 1996 Employee Plan nor has the Committee made any determinations as to the number and identity of employees who might receive such awards in the future.

     The following is a summary of the 1996 Employee Plan, which is qualified in its entirety by reference to the full text of the Plan included in this Proxy Statement as Exhibit A.

ADMINISTRATION

     The 1996 Employee Plan is to be administered by a committee (the "Committee") of the Board of Directors. The Committee shall have the power to select employees to participate, determine the size and terms of option grants and establish such other provisions governing the grant and exercise of options that are within its discretion.

DURATION OF THE PLAN

     The 1996 Employee Plan shall remain in effect until all shares subject to it have been purchased or acquired. However, in no event may an award be granted on or after June 30, 2005. The Board of Directors, however, can terminate the 1996 Employee Plan at any time prior thereto.

TYPES OF AWARDS

     To provide a flexible and competitive program, the Board has approved the use of stock options and stock appreciation rights for the 1996 Employee Plan. A stock option is the right to purchase shares of the Company's Common Stock at a fixed price for a fixed period of time in the future. Unless otherwise designated by the Committee, the purchase price of the shares subject to any option will be equal to the fair market value of the shares on the date of the grant. The Committee administering the 1996 Employee Plan determines the period during which the option can be exercised and all options expire no later than ten years from the date on which the option is granted.

     The second type of award available under the 1996 Employee Plan is a stock appreciation right. A stock appreciation right may be granted in conjunction with a stock option. Under a stock appreciation right, the Participant may surrender such right and receive in exchange, payment in cash and/or stock equal to the excess of the fair market value of one share of the Company's Common Stock on the date of exercise over the related option price of one share of the Company's common stock.

ALLOCATED SHARES

     A total of 600,000 shares will be allocated to the 1996 Employee Plan. This constitutes approximately 9 percent of the currently outstanding shares. Generally no more than 300,000 shares may be awarded to any one individual. All shares available are subject to adjustments to be made by the Committee for a merger, recapitalization, stock dividend, stock split or other similar change affecting the number of outstanding shares of Common Stock of the Company. Unpurchased shares subject to an option that lapses or terminates without exercise are available for future awards.

EXERCISE OF OPTIONS AND PURCHASE PRICE

     Upon the exercise of options, the Participant must deliver to the Company the full purchase price of the shares being exercised with such purchase price being paid in either cash or its equivalent. Participants in the 1996 Employee Plan may also deliver common stock of the Company having a then fair market value equivalent to the purchase price, provided that such shares must have been held by the Participant for at least six months prior to their delivery.

EMPLOYMENT TERMINATION

     Unless otherwise determined by the Committee, in the event a Participant's employment with the Company is terminated due to death or disability, all options under the 1996 Employee Plan shall immediately become fully vested on the date of termination and shall be exercisable for the lesser of two years following the date of termination or the expiration date of the option.

     Unless otherwise determined by the Committee, in the event a Participant's employment with the Company is terminated by any reason other than death or disability, all options which are unvested at the date of termination shall be forfeited to the Company. Options which are vested at the date of termination shall be exercisable for the lesser of six months following the date of termination or the expiration date of the option.

CHANGE IN CONTROL

     In order to protect the Participant's rights in the event of a "Change in Control" of the Corporation (as defined in the Plan), the Plan provides for the immediate vesting of all outstanding options and stock appreciation rights.

MODIFICATION OF THE PLAN

     Subject to any requirements for shareholder approval under applicable law, the Board of Directors may amend the Plan at any time. The Committee may amend or waive rules and regulations governing the 1996 Employee Plan's administration, and amend the terms and conditions of any outstanding award to the extent that such terms and conditions are within the Committee's discretion as provided in the Plan. No modification of the Plan that would adversely affect the rights of Participants with respect to outstanding options may be made without their consent.

FEDERAL TAX CONSEQUENCES

     Options granted under the Plan are nonqualified stock options. An Optionee receiving a nonqualified stock option is not subject to federal income tax upon grant of the option. The Optionee will, however, realize ordinary income at the time of the exercise to the extent that the then fair market value of the Company's Common Stock at the date of exercise, exceeds the exercise price. Subject to certain requirements imposed by Section 162(m) of the Internal Revenue Code, the Company will be entitled to a federal tax deduction in an amount equal to the ordinary income realized by the Optionee in connection with the stock option exercise.

     The 1996 Employee Plan also provides for the grant of stock appreciation rights. An Optionee receiving a stock appreciation right will not be subject to federal income tax upon the grant of such right. Upon exercise of the right, the Optionee will realize ordinary income in the amount of the cash received. Subject to certain requirements imposed by Section 162(m) of the Internal Revenue Code, the Company will then be entitled to a federal tax deduction in an amount equal to the ordinary income realized by the Optionee.

     Under Section 162(m) of the Internal Revenue Code, compensation paid by the Corporation in excess of $1 million for any taxable year to "Covered Employees" generally is deductible by the Corporation or its affiliates for federal income tax purposes if it is based on the performance of the Corporation, is paid pursuant to a plan approved by shareholders of the Corporation, and meets certain other requirements. Generally, "Covered Employee" under Section 162(m) means the chief executive officer and the four other highest-paid executive officers of the Corporation as of the last day of the taxable year. It is presently intended that the Committee will at all times consist of "Outside Directors" as required for purposes of
Section 162(m), and that the Committee will take the effect of
Section 162(m) into consideration in granting incentive awards under this Plan.

     The foregoing discussion of federal income tax consequences is a summary only and is not intended to be a comprehensive analysis of the subject matter.

VOTE REQUIRED

The vote required to approve the 1996 Employee Plan is the majority of the shares voted.

               PROPOSED 1996 FRANKLIN ELECTRIC CO., INC.
                NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

GENERAL

     In the opinion of the Board of Directors, the Company and its shareholders benefit substantially from having directors acquire shares of its common stock through options granted under a stock option plan. Options provide a strong incentive for stock ownership which can contribute markedly to the success and growth of the Company. An option plan aids the Company in attracting and retaining directors.

     In 1990, the Company adopted the 1990 Nonemployee Director Stock Option Plan (the "1990 Director Plan") and in approximately one year all of the available options under this Plan will have been granted.
 On December 8, 1995, the Board of Directors adopted the 1996 Nonemployee Director Stock Option Plan (the "1996 Director Plan"), subject to shareholders' approval at the 1996 Annual Meeting, providing for 90,000 shares of the Company's Common Stock which may be used for granting options under the Plan. The market price of the Common Stock on February 1, 1996 was $36.00 per share.

     Each nonemployee director who is elected or reelected to serve on the Board of Directors shall automatically be granted an option to purchase 3,000 shares at an option price equal to the fair market value of the Company's Common Stock on the date of grant. Juris Vikmanis and Howard B. Witt will each receive an option to purchase 3,000 shares of the Company's common stock on April 12, 1996 under the 1990 Director Plan, subject to their reelection to the Board of Directors by shareholders. Beginning in the year 1997, the Company anticipates it will automatically issue shares to outside directors under the 1996 Director Plan because as of that date no remaining shares will be available for grant under the 1990 Director Plan.

     The following is a summary of the 1996 Director Plan, which is qualified in its entirety by reference to the full text of the Plan included in this Proxy Statement as Exhibit B.

ADMINISTRATION

     The 1996 Director Plan is to be administered by the Board of Directors of the Company (the "Board") subject to the restrictions set forth in the Plan. The Board shall not have the discretionary power to determine eligibility, the number, option price, vesting period or the frequency and timing of awards. All such determinations are made automatically pursuant to the provisions of the Plan.

DURATION OF THE PLAN

     The 1996 Director Plan shall remain in effect until all shares subject to it have been purchased or acquired. However, in no event may an award be granted on or after March 30, 2006. The Board of Directors, however, can terminate the 1996 Director Plan at any time prior thereto.

TYPES OF AWARDS

     The 1996 Director Plan permits the use of stock options only. A stock option is the right to purchase shares of the Company's Common Stock at a fixed price for a fixed period of time in the future. Participants in the 1996 Director Plan shall be eligible to exercise their options within the time period beginning one (1) year after grant of the option, and ending ten (10) years after the grant of the option according to the following schedule: one-third of the options shall vest on each of the first, second and third anniversaries of the date of the grant of the options. Under the 1996 Director Plan, the purchase price of the shares subject to any option must be equal to the fair market value of the shares on the date of the grant.

ALLOCATED SHARES

     A total of 90,000 shares will be allocated to the 1996 Director Plan. This constitutes approximately 1 percent of the currently outstanding shares. All shares available under each plan are subject to adjustments to be made by the Board for a merger, recapitalization, stock dividend, stock split or other similar change affecting the number of outstanding shares of Common Stock of the Company. Unpurchased shares subject to an option that lapses or terminates without exercise are available for future awards.

EXERCISE OF OPTIONS AND PURCHASE PRICE

     Upon the exercise of options, the Participant must deliver to the Company the full option price of the shares being exercised with such purchase price being paid in either cash or its equivalent.

TERMINATION FROM BOARD OF DIRECTORS

     In the event the service of a Participant on the Board is terminated by reason of death or disability, any outstanding options granted under the 1996 Director Plan to that Participant that are not exercisable as of the date of death or disability immediately shall be forfeited to the Company.

     To the extent an option is exercisable as of the date of death or disability it shall remain exercisable at any time prior to its expiration date, or for two years after the date of death, whichever period is shorter.

     If the service of the Participant on the Board shall terminate for any reason other than for death or disability, any outstanding options under the 1996 Director Plan held by the Participant that are not exercisable as of the date of termination shall immediately be forfeited to the Company.

     To the extent an option is exercisable as of the date of termination of the Participant's service on the Board, it shall remain exercisable at any time prior to its expiration date, or for six months after the date the Participant's service on the Board terminates, whichever period is shorter.

CHANGE IN CONTROL

     In order to protect the Participant's rights in the event of a "Change in Control" of the Corporation (as defined in the Plan), the Plan provides for the immediate vesting of all outstanding options.

MODIFICATION OF THE PLAN

     Subject to any requirements for shareholder approval under applicable law, the Board of Directors may amend the Plan at any time subject to certain restrictions as set forth in the Plan. The terms and conditions of the Director Plan are fixed pursuant to the provisions of the Plan. No modification of the Plan that would adversely affect the rights of Participants with respect to outstanding options may be made without their consent.

FEDERAL TAX CONSEQUENCES

     Options granted under the Plan are nonqualified stock options. An Optionee receiving a nonqualified stock option is not subject to federal income tax upon grant of the option. The Optionee will, however, realize ordinary income at the time of the exercise to the extent that the then fair market value of the Company's Common Stock at the date of exercise, exceeds the exercise price. The Company will be entitled to a federal tax deduction in an amount equal to the ordinary income realized by the Optionee in connection with the stock option exercise.

     The foregoing discussion of federal income tax consequences is a summary only and is not intended to be a comprehensive analysis of the subject matter.

VOTE REQUIRED

The vote required to approve the 1996 Director Plan is the majority of the shares voted.

                        SHAREHOLDER PROPOSALS

     November 14, 1996 is the date by which proposals of shareholders intended to be presented at the next annual meeting must be received by the Company to be considered for the inclusion in the Company's proxy statement for the 1997 Annual Meeting.

                           OTHER BUSINESS

     Management has no knowledge of any other matters to be presented for action by the shareholders at the 1996 Annual Meeting. The enclosed proxy gives discretionary authority to the persons designated as proxies therein to vote on any additional matters that should properly and lawfully be presented.

By order of the Board of Directors
Dated:  March 8, 1996

Dean W. Pfister, Secretary





APPENDIX 1



FRANKLIN ELECTRIC PROXY

Franklin Electric Co., Inc.
400 East Spring Street
Bluffton, IN 46714

This Proxy is Solicited on Behalf of the Board of Directors
The undersigned hereby appoints William H. Lawson and Dean W. Pfister as Proxies, and each of them, with full power of substitution, with all power the undersigned would posses if personally present, and to vote all shares of common stock of Franklin Electric Co., Inc. held of record by the undersigned on February 23, 1996, which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on April 12, 1996 or any adjournment or postponement thereof.

1.  ELECTION OF DIRECTORS.  Proposal to elect John B. Lindsay, Juris Vikmanis, and Howard B.
Witt as directors to serve until the 1999 Annual Meeting of Shareholders,
          FOR all nominees[ ]     WITHHOLD AUTHORITY to vote for all nominees[ ]

(INSTRUCTION:  To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)
          John B. Lindsay          Juris Vikmanis          Howard B. Witt

2.  APPOINTMENT OF INDEPENDENT AUDITORS.  Proposal to ratify the appointment of Deloitte &
Touche LLP as independent auditors for the 1996 fiscal year.
          [ ]FOR     [ ]AGAINST     [ ]ABSTAIN

3.  PROPOSAL TO APPROVE THE 1996 EMPLOYEE STOCK OPTION PLAN.
          [ ]FOR     [ ]AGAINST     [ ]ABSTAIN

4.  PROPOSAL TO APPROVE THE 1996 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN.
          [ ]FOR     [ ]AGAINST     [ ]ABSTAIN

5.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment or postponements thereof.



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE
UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS
1,2,3, and 4.

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

DATED________________________________, 1996

___________________________________________
                Signature

___________________________________________
         Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



APPENDIX 2


1996 NONEMPLOYEE
DIRECTOR STOCK OPTION PLAN

Franklin Electric Co., Inc.

November 1995





CONTENTS



Article 1. Establishment, Purpose, and Duration

Article 2. Definitions and Construction

Article 3. Administration

Article 4. Shares Subject to the Plan

Article 5. Eligibility and Participation

Article 6. Nonqualified Stock Options

Article 7. Change in Control

Article 8. Amendment, Modification, and Termination

Article 9. Miscellaneous




FRANKLIN ELECTRIC CO., INC.
1996 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION
     1.1. ESTABLISHMENT OF THE PLAN. Franklin Electric Co., Inc., an Indiana corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "1996 Franklin Electric Co., Inc. Nonemployee Director Stock Option Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options to Nonemployee Directors, subject to the terms and provisions set forth herein.

     Upon approval by the Board of Directors of the Company, subject to ratification within twelve (12) months by an affirmative vote of a majority of Shares of the Common Stock present and entitled to vote at the Annual Meeting at which a quorum is present, the Plan shall become effective as of April 1, 1996 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

     1.2. PURPOSE OF THE PLAN. The purpose of the Plan is to promote the achievement of long-term objectives of the Company by linking the personal interests of Nonemployee Directors to those of Company shareholders, and to attract and retain Nonemployee Directors of outstanding competence.

     1.3. DURATION OF THE PLAN. The Plan shall commence on April 1, 1996 and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to
Article 8.1 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after March 30, 2006.

ARTICLE 2. DEFINITIONS AND CONSTRUCTION
     2.1. DEFINITIONS. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

     (a) "Award" means a grant of Nonqualified Stock Options under this Plan.

     (b) "Award Agreement" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

     (c) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     (d) "Board" or "Board or Directors" means the Board of Directors of Franklin Electric Co., Inc., and includes any committee of the Board of Directors designated by the Board to administer part or all of this Plan.

     (e) "Change in Control" of the Company shall be deemed to have occurred if the conditions set forth in any one or more of the following paragraphs shall have been satisfied:

               (i) Any Person (other than the Person in control of the Company on the Effective Date, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of Shares of the Company), is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

               (ii) The election to the Board of Directors of the Company, without the recommendation or approval of a majority of the incumbent Board of Directors, of the lesser of (a) three directors, or (b) directors constituting a majority of the numbers of directors then in office; or

               (iii) The stockholders of the Company approve (a) a plan of complete liquidation of the Company; or (b) an agreement for the sale or disposition of all or substantially all the Company's assets; or (c) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation.

          However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is part of a purchasing group which consummates the Change-in-Control transaction. A Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 3% of the Shares of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors).

     (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (g) "Company" means Franklin Electric Co., Inc., an Indiana corporation, and the Company's subsidiaries, as well as any successor to any such entities, as provided in Section 9.3 herein.

     (h) "Director" means any individual who is a member of the Board of Directors of the Company.

     (i) "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3), as determined by the Board in good faith.

     (j) "Employee" means any full-time, nonunion, salaried employee of the Company. For purposes of this Plan, an individual whose only employment relationship with the Company is as a Director, shall not be deemed to be an Employee.

     (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

     (l) "Fair Market Value" means the closing sale price of a Share on the principal securities exchange on which the Shares are publicly traded, or if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

     (m) "Nonemployee Director" means any individual who is a member of the Board of Directors of the Company, but who has never otherwise been an Employee of the Company.

     (n) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not intended to meet the requirements of Code Section 422.

     (o) "Option" means a Nonqualified Stock Option granted under this Plan.

     (p) "Participant" means a Nonemployee Director of the Company who has outstanding an Award granted under the Plan.

     (q)  "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

     (r) "Shares" means the $.10 par value common stock of the Company.

     (s) "Subsidiary" means any corporation, partnership, joint venture, affiliate, or other entity in which the Company has a majority voting interest, and which the Committee designates as a participating entity in the Plan.

     2.2. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     2.3. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3. ADMINISTRATION
     3.1. THE BOARD OF DIRECTORS. The Plan shall be administered by the Board of Directors of the Company, subject to the restrictions set forth in this Plan.

     3.2. ADMINISTRATION BY THE BOARD. The Board shall have the full power, discretion, and authority to interpret and administer this Plan in a manner which is consistent with the Plan's provisions. However, in no event shall the Board have the sole and exclusive power to determine Plan eligibility, or to determine the number, the purchase price, the vesting period, or the frequency and timing of Awards to be made under the Plan to any Participant (all such determinations are automatic pursuant to the provisions of this
Plan).

     3.3. DECISIONS BINDING. All determinations and decisions made by the Board pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive, and binding on all Persons, including the Company, its stockholders, employees, Participants, and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN
     4.1.  NUMBER OF SHARES. Subject to adjustment as provided in
Section 4.3 herein, no more than ninety thousand (90,000) Shares shall be eligible for purchase by Participants pursuant to Options granted under this Plan.

     4.2. LAPSED AWARDS. If any Option granted under this Plan terminates, expires, or lapses for any reason, any Shares subject to purchase pursuant to such Option again shall be available for the grant of an Option under the Plan.

     4.3. ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of and/or price of Shares subject to outstanding Options granted under this Plan, as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Option shall always be a whole number.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION
     5.1. ELIGIBILITY. Persons eligible to participate in this Plan are limited to Nonemployee Directors.

     5.2. ACTUAL PARTICIPATION. Subject to the provisions of Article 6 of this Plan, all Nonemployee Directors shall receive grants of Options upon election and/or reelection to serve on the Board of Directors.

ARTICLE 6. NONQUALIFIED STOCK OPTIONS
     6.1. GRANTS OF OPTIONS. Subject to the limitation on the number of Shares subject to this Plan, each individual who is not an Employee and who is elected or reelected during the term of this Plan by the stockholders of the Company to serve on the Board of Directors, shall be granted an Option to purchase three thousand (3,000) Shares upon each such election and/or reelection to serve on the Board.

     6.2. LIMITATION ON GRANT OF OPTIONS. Other than those grants of Options set forth in Section 6.1, no additional Options shall be granted under this Plan.

     6.3. AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, and the number of Shares available for purchase under the Option as set forth in this Plan.

     6.4. OPTION PRICE. The purchase price per Share available for purchase under an Option shall be equal to the Fair Market Value of such Share on the date the Option is granted.

     6.5.  DURATION OF OPTIONS. Each Option shall expire on the tenth
(10th) anniversary date of its grant.

     6.6. VESTING OF SHARES SUBJECT TO OPTION. Participants shall be entitled to exercise Options at any time and from time to time, within the time period beginning one (1) year after grant of the Option, and ending ten (10) years after grant of the Option, and according to the following vesting schedule: one-third of the Options shall vest on each of the first, second, and third anniversaries of the date of grant of the Options.

     6.7. PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Option shall be payable to the Company in full in cash or its equivalent.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased pursuant to the exercise of the Option.

     6.8. TERMINATION OF SERVICE ON BOARD OF DIRECTORS DUE TO DEATH OR DISABILITY. In the event the service of a Participant on the Board is terminated by reason of death or Disability, any outstanding Options granted to that Participant that are not exercisable as of the date of death (or as of the date that the definition of Disability is satisfied, as applicable) immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan).

     To the extent an Option is exercisable as of the date of death (or as of the date that the definition of Disability is satisfied, as applicable), it shall remain exercisable at any time prior to its expiration date, or for two (2) years after the date of death (or the date that the definition of Disability is satisfied, as applicable), whichever period is shorter, by the Participant or such person or persons as shall have been named as the Participant's legal representative or beneficiary, or by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

     6.9. TERMINATION OF SERVICE ON BOARD OF DIRECTORS FOR OTHER REASONS. If the service of the Participant on the Board shall terminate for any reason other than for death or Disability, any outstanding Options held by the Participant that are not exercisable as of the date of termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan).

     To the extent an Option is exercisable as of the date of termination of the Participant's service on the Board, it shall remain exercisable at any time prior to its expiration date, or for six (6) months after the date the Participant's service on the Board terminates, whichever period is shorter.

          6.10. NONTRANSFERABILITY OF OPTIONS. No Option granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant.

          6.11. RESTRICTIONS ON SHARE TRANSFERABILITY. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under this Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any Stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

ARTICLE 7. CHANGE IN CONTROL
     In the event of a Change in Control of the Company, all Options granted under this Plan that are still outstanding and not yet vested and exercisable, shall become immediately one hundred percent (100%) vested and exercisable in each Participant, as of the first date that the definition of Change in Control has been fulfilled, and shall remain as such for the remaining life of the Option, as such life is provided herein, and within the provisions of the related Award Agreements. All Options that are exercisable as of the Change in Control shall remain as such for the remaining life of the Options.

ARTICLE 8. AMENDMENT, MODIFICATION, AND TERMINATION
     8.1. AMENDMENT, MODIFICATION, AND TERMINATION. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that no amendment which fails to comply with the exemptions available under Rule 16b-3 of the Exchange Act, including any successor to the Rule, shall be effective.

          8.2. OPTIONS PREVIOUSLY GRANTED. Unless required by law, no termination, amendment, or modification of this Plan shall in any manner adversely affect any Option previously granted under this Plan, without the written consent of the Participant holding the Option.

ARTICLE 9. MISCELLANEOUS
     9.1. INDEMNIFICATION. Each individual who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.

     The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     9.2. BENEFICIARY DESIGNATION. Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in the event of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Board, and will be effective only when filed by the Participant in writing with the Board during his or her lifetime. In the absence of any such designation or if all beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

     9.3. SUCCESSORS. All obligations of the Company under this Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

     9.4. REQUIREMENTS OF LAW. The granting of Options under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     9.5. GOVERNING LAW. To the extent not preempted by Federal law, this Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Indiana.



APPENDIX 3



1996 EMPLOYEE STOCK OPTION PLAN

Franklin Electric Co., Inc.

November 1995


CONTENTS



Article 1. Establishment, Objectives, and Duration

Article 2. Definitions

Article 3. Administration

Article 4. Shares Subject to the Plan and Maximum Awards

Article 5. Eligibility and Participation

Article 6. Stock Options

Article 7. Tandem Stock Appreciation Rights

Article 8. Beneficiary Designation

Article 9. Rights of Employees

Article 10. Change in Control

Article 11. Amendment, Modification, and Termination

Article 12. Withholding

Article 13. Indemnification

Article 14. Successors

Article 15. Legal Construction







FRANKLIN ELECTRIC CO., INC.
1996 EMPLOYEE STOCK OPTION PLAN

ARTICLE 1. ESTABLISHMENT, OBJECTIVES, AND DURATION
     1.1 ESTABLISHMENT OF THE PLAN. Franklin Electric Co., Inc., an Indiana corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "1996 Franklin Electric Co., Inc. Employee Stock Option Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options and Tandem Stock Appreciation Rights (SARs).

     Subject to approval by the Company's stockholders, the Plan shall become effective as of July 1, 1995 (the "Effective Date") and shall remain in effect as provided in Section 1.3 herein.

     1.2 OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link and align the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; to promote teamwork among Participants; and to aid the Company in attracting and retaining Participants who make significant contributions to the Company's success.

     1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 11 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after June 30, 2005.

ARTICLE 2. DEFINITIONS
     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     2.1 "AWARD" means a grant of Nonqualified Stock Options or Tandem SARs under this Plan.

     2.2 "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

     2.3 "BENEFICIAL OWNER" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     2.4 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

     2.5 "CHANGE IN CONTROL" of the Company shall be deemed to have occurred if the conditions set forth in any one or more of the following paragraphs shall have been satisfied:

     (i) Any Person (other than the Person in control of the Company on the Effective Date, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of Shares of the Company), is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

    (ii) The election to the Board of Directors of the Company, without the recommendation or approval of a majority of the incumbent Board of Directors, of the lesser of (a) three directors, or
          (b) directors constituting a majority of the numbers of directors then in office; or

   (iii) The stockholders of the Company approve (a) a plan of complete liquidation of the Company; or (b) an agreement for the sale or disposition of all or substantially all the Company's assets; or (c) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation.

   However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is part of a purchasing group which consummates the Change-in-Control transaction. A Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 3% of the Shares of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors).

     2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     2.7 "COMMITTEE" means the Stock Option Committee of the Board, as specified in Article 3 herein, or such other Committee appointed by the Board to administer the Plan with respect to grants of Awards.

     2.8 "COMPANY" means Franklin Electric Co., Inc., an Indiana corporation, and the Company's subsidiaries, as well as any successor to any of such entities as provided in Article 14 herein.

     2.9 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

     2.10 "DISABILITY" means a permanent and total disability, within the meaning of Code Section 22(e)(3), as determined by the Board in good faith.

     2.11 "EFFECTIVE DATE" shall have the meaning ascribed to such term in Section 1.1 hereof.

     2.12 "EMPLOYEE" means any employee of the Company. Nonemployee Directors shall not be considered Employees under this Plan unless specifically designated otherwise.

     2.13 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     2.14 "FAIR MARKET VALUE" means the closing sale price of a Share on the principal securities exchange on which the Shares are publicly traded, or if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

     2.15 "INSIDER" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to
Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.16 "NAMED EXECUTIVE OFFICER" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

     2.17 "NONEMPLOYEE DIRECTOR" means an individual who is a member of the Board of Directors of the Company, but who has never otherwise been an Employee of the Company.

     2.18 "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

     2.19 "OPTION" means a Nonqualified Stock Option granted under this Plan.

     2.20 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

     2.21 "PARTICIPANT" means an Employee who has outstanding an Award granted under the Plan.

     2.22 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

     2.23  "PERSON" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

     2.24  "SHARES" means the $.10 par value common stock of the Company.

     2.25 "SUBSIDIARY" means any corporation, partnership, joint venture, affiliate, or other entity in which the Company has a majority voting interest, and which the Committee designates as a participating entity in the Plan.

     2.26 "TANDEM SAR" or "SAR" means an Award that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

ARTICLE 3. ADMINISTRATION
     3.1 THE COMMITTEE. The Plan shall be administered by the Stock Option Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two (2) Nonemployee Directors who fulfill the requirements for an exempt grant transaction under Rule 16b-3 of the Exchange Act. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

     The Committee shall be comprised solely of Nonemployee Directors who are eligible to administer the Plan pursuant to Rule 16b-3 of the Exchange Act. However, if for any reason the Committee does not qualify to administer the Plan as contemplated by Rule 16b-3 of the Exchange Act, the Board of Directors may appoint a new Committee so as to comply with Rule 16b-3.

     3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees who shall participate in the Plan; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 11 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

     The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum, and only the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be valid acts of the Committee.

     3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS
     4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for issuance upon the exercise of Options granted under the Plan shall be six hundred thousand (600,000). If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for issuance under this Plan.

     Unless and until the Committee determines that an Award to a Named Executive Officer shall not be designed to comply with the Performance-Based Exception, the maximum aggregate number of Options and Tandem SARs that may be granted or that may vest, as applicable, pursuant to any Award held by any Named Executive Officer shall be three hundred thousand (300,000) during the term of the Plan.

     4.2 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares available for issuance and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION
     5.1 ELIGIBILITY. Persons eligible to participate in this Plan include all officers and key employees of the Company who, in the opinion of the Committee, are materially responsible for the management, growth, and protection of all or a material part of the business or major product lines or major functions of the Company or its Subsidiaries.

     5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6. STOCK OPTIONS
     6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to one or more Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

     6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine.

     6.3 OPTION PRICE. Unless otherwise designated by the Committee at the time of grant, the Option Price for each grant of an Option under this Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted; provided, however, that the Option Price designated by the Committee shall be at least equal to fifty percent (50%) of the Fair Market Value of a Share on the date the Option is granted.

     6.4 DURATION OF OPTIONS. Each Option granted to an Employee shall expire at such time as the Committee shall determine at the time of grant; provided, however, that unless otherwise designated by the Committee at the time of grant, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

     6.5 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as are set forth in the applicable Award Agreement, which need not be the same for each grant or for each Participant.

     6.6 PAYMENT. OPTIONS GRANTED under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price).

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     In the event that a Tandem SAR is granted with an Option, the exercise of such related Option shall cause the surrender of the right to exercise the equivalent portion of the related Tandem SAR.

     6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     6.8 TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, in the event a Participant's employment with the Company and/or its Subsidiaries is terminated due to death or Disability, all Options shall immediately become fully vested on the date of termination and shall be exercisable for the lesser of two (2) years following the date of termination or the expiration date of the Option.

     Unless otherwise determined by the Committee, in the event a Participant's employment with the Company and/or its Subsidiaries is terminated for any reason other than death or Disability, all Options which are unvested at the date of termination shall be forfeited to the Company; Options which are vested at the date of termination shall be exercisable for the lesser of six (6) months following the date of termination or the expiration date of the Option.

     6.9 NONTRANSFERABILITY OF OPTIONS. Except as otherwise provided in a Participant's Award Agreement, no Option granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 7. TANDEM STOCK APPRECIATION RIGHTS
     7.1 GRANT OF TANDEM SARs. Subject to the terms and conditions of the Plan, Tandem SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of Tandem SARs granted to each Participant (provided, however, that in no event shall the number of Tandem SARs granted exceed the number of related Options) and, in determining the terms and conditions pertaining to such Tandem SARs. The grant price of Tandem SARs shall equal the Option Price of the related Option.

     7.2 EXERCISE OF TANDEM SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

     7.3 TANDEM SAR AGREEMENT. Each Tandem SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the Tandem SAR, and such other provisions as the Committee shall determine.

     7.5 TERM OF TANDEM SARs. The term of Tandem SARs granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that unless otherwise designated by the Committee, such term shall not exceed the term of the related Option.

     7.6 PAYMENT OF TANDEM SAR AMOUNT. Upon exercise of a Tandem SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

     (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

     (b) The number of Shares with respect to which the Tandem SAR is exercised.

     At the election of Participant and upon approval by the Committee, the payment upon Tandem SAR exercise may be in cash, in Shares of equivalent value, or in any combination thereof.

     7.7 RULE 16B-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of a Tandem SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Section 16 of the Exchange Act (or any successor rule).

     7.8 TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, in the event a Participant's employment with the Company and/or its Subsidiaries is terminated due to death or Disability, all Tandem SARs shall immediately become fully vested on the date of termination and shall be exercisable for the lesser of two (2) years following the date of termination or the expiration date of the Tandem SAR.

     Unless otherwise determined by the Committee, in the event a Participant's employment with the Company and/or its Subsidiaries is terminated for any reason other than death or Disability, all Tandem SARs which are unvested at the date of termination shall be forfeited to the Company; Tandem SARs which are vested at the date of termination shall be exercisable for the lesser of six (6) months following the date of termination or the expiration date of the Tandem SAR.

     7.9 NONTRANSFERABILITY OF TANDEM SARs. Except as otherwise provided in a Participant's Award Agreement, no Tandem SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all Tandem SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 8. BENEFICIARY DESIGNATION
     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation or if all beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 9. RIGHTS OF EMPLOYEES
     9.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

     For purposes of this Plan, a transfer of a Participant's employment betweenthe Company and a Subsidiary, or between Subsidiaries, shall not be deemed to be a termination of employment. Upon such a transfer, the Committee may make such adjustments to outstanding Awards as it deems appropriate to reflect the changed reporting relationships.

     9.2 PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 10. CHANGE IN CONTROL
     10.1 TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, any and all Options and Tandem SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term.

     10.2 TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL Provisions. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 10 may not be terminated, amended, or modified to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.

ARTICLE 11. AMENDMENT, MODIFICATION, AND TERMINATION
     11.1 AMENDMENT, MODIFICATION, AND TERMINATION. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which fails to comply with the exemptions available under Rule 16b-3 of the Exchange Act, including any successor to such Rule, shall be effective.

     The Committee shall not have the authority to cancel outstanding Awards and issue substitute Awards in replacement thereof.

     11.2 AWARDS PREVIOUSLY GRANTED. Unless required by law, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

     11.3  COMPLIANCE WITH CODE SECTION 162(m). At all times when Code
Section 162(m) is applicable, all Awards granted under this Plan shall comply with the Performance-Based Exception requirements of Code
Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code
Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 11, make any adjustments it deems appropriate.

ARTICLE 12. WITHHOLDING
     12.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     12.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or Tandem SARs, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 13. INDEMNIFICATION
      Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan. Such person shall be indemnified by the Company for all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 14. SUCCESSORS
     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 15. LEGAL CONSTRUCTION
     15.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     15.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     15.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     15.4 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Indiana.